UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 28, 2004

DIEDRICH COFFEE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21203	33-0086628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Executive Park, Suite 200
Irvine, California  92614

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code:    (949) 260-1600

Item 12.    Results of Operations and Financial Condition.

On January 28, 2004, Diedrich Coffee, Inc. issued a press release announcing its financial results for its second fiscal quarter ended December 17, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K and the exhibit attached hereto and incorporated herein shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2004		DIEDRICH COFFEE, INC.

	By:	/s/ Martin A. Lynch
Martin A. Lynch
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release (furnished pursuant to Item 12 of Form 8-K)